Asia Special Situation Acquisition Corp.
(a corporation in the development stage)

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Financial Statements:

Balance Sheet as of January 23, 2008	F-3

Statement of Operations for the period
March 22, 2007 (inception) to January 23, 2008	F-4

Statement of Shareholders’ Equity for the period
March 22, 2007 (inception) to January 23, 2008	F-5

Statement of Cash Flows for the period
March 22, 2007 (inception) to January 23, 2008	F-6

Notes to Financial Statements	F-7 - F12

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Asia Special Situation Acquisition Corp.

We have audited the accompanying balance sheet of Asia Special Situation Acquisition Corp. (a corporation in the development stage) (the “Company”) as of January 23, 2008 and the related statements of operations, shareholders’ equity and cash flows for the period March 22, 2007 (inception) to January 23, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Asia Special Situation Acquisition Corp. (a corporation in the development stage) as of January 23, 2008, and the results of its operations and its cash flows for the period March 22, 2007 (inception) to January 23, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein, Kass & Company, P.C.
Roseland, New Jersey
January 25, 2008

ASIA SPECIAL SITUATION ACQUISITION CORP
(a corporation in the development stage)

BALANCE SHEET
January 23, 2008

ASSETS

Current assets
Cash	$86,000
Prepaid expenses	227,000
Total current assets	313,000
Other assets

Investment in Trust Account	100,000,000
Deferred tax asset	9,000
Total other assets	100,009,000
$100,322,000

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities, Accounts payable and accrued expenses	$447,000

Non-current liability, deferred underwriters' fee	3,000,000

Ordinary shares subject to redemption, 3,499,999 shares at redemption value	35,000,000

Commitments and contingencies

Shareholders' equity
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued
Ordinary shares, $0.0001 par value; authorized 50,000,000 shares; 12,500,000 shares issued and outstanding	1,000
Additional paid-in capital	61,889,000
Deficit accumulated during the development stage	(15,000)

Total shareholders' equity	61,875,000

$100,322,000

See accompanying notes to financial statements

ASIA SPECIAL SITUATION ACQUISITION CORP.
(a corporation in the development stage)

STATEMENT OF OPERATIONS
For the period March 22, 2007 (inception) to January 23, 2008

Revenue	$-

Formation and operating costs	27,000

Loss from operations	(27,000)

Other income: interest	3,000

Loss before income tax benefit	(24,000)

Income tax benefit	9,000

Net loss	$(15,000)

Weighted average number of ordinary shares outstanding, basic and diluted	2,533,000

Net loss per ordinary share, basic and diluted	$(0.01)

See accompanying notes to financial statements

ASIA SPECIAL SITUATION ACQUISITION CORP.
(a corporation in the development stage)

STATEMENT OF SHAREHOLDERS' EQUITY
For the period March 22, 2007 (inception) to January 23, 2008

				Deficit
				Accumulated
			Additional	During	Total
	Ordinary Shares		Paid-in	Development	Shareholders'
	Shares	Amount	Capital	Stage	Equity

Ordinary shares issued to initial founders at $0.01 per share on March 23, 2007	2,500,000	$-	$25,000	$-	$25,000

Sale of 10,000,000 units on January 23, 2008 at a price of $10 per unit in the public offering (each unit consists of one ordinary share and one warrant to purchase an ordinary share) (including 3,499,999 shares subject to possible redemption)	10,000,000	1,000	99,999,000	-	100,000,000

Underwriter's discount and offering costs related to the public offering (includes $3,000,000 payable upon a business combination)	-	-	(8,860,000)	-	(8,860,000)

Sale of warrants to purchase 5,725,000 ordinary shares at $1 per warrant on January 23, 2008 to a founding shareholder	-	-	5,725,000	-	5,725,000

Proceeds from the public offering subject to redemption (3,499,999 shares at redemption value)	-	-	(35,000,000)	-	(35,000,000)

Net loss for the period	-	-	-	(15,000)	(15,000)

Balances, at January 23, 2008	12,500,000	$1,000	$61,889,000	$(15,000)	$61,875,000

See accompanying notes to financial statements

ASIA SPECIAL SITUATION ACQUISITION CORP.
(a corporation in the development stage)

STATEMENT OF CASH FLOWS
For the period March 22, 2007 (inception) to January 23, 2008

Cash flows from operating activities
Net loss	$(15,000)
Adjustments to reconcile net loss to net cash provided by operating activities:
Deferred tax asset	(9,000)
Increase in cash attributable to change in current assets and liabilities
Prepaid expenses	(227,000)
Accrued expenses	252,000

Net cash provided by operating activities	1,000

Cash used in investing activities, Investment in Trust	(100,000,000)

Cash flows from financing activities
Proceeds from line of credit, shareholder	500,000
Proceeds from offering of 10,000,000 Units in intial public offering	100,000,000
Proceeds from sale of warrants to purchase 5,725,000 ordinary shares to founder	5,725,000
Payments of offering costs	(5,665,000)
Payment of line of credit, shareholder	(500,000)
Proceeds from issuance of ordinary shares to founders	25,000

Net cash provided by financing activities	100,085,000

Net increase in cash	86,000

Cash, beginning of period	-

Cash, end of period	$86,000

Supplemental schedule of non-cash financing activities:
Accrued offering costs	$195,000

Payment of offering costs directly with line of credit	$125,000

Deferred underwriters’ fee	$3,000,000

See accompanying notes to financial statements

ASIA SPECIAL SITUATION ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Asia Special Situation Acquisition Corp. (a corporation in the development stage) (the “Company”) was formed under the laws of the Cayman Islands for the purpose of acquiring, engaging in a capital stock exchange with, purchasing all or substantially all of the assets of, or obtaining a majority interest through contractual arrangements, of one or more unidentified operating businesses. The Company intends to acquire all or a controlling interest in the equity of such operating business or businesses. In addition, the Company will only acquire a business or businesses that, upon completion of the Company's initial business combination, will be its majority-owned subsidiaries and will be neither investment companies nor companies excluded from the definition of investment company by Sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940. If the Company’s initial business combination involves a transaction in which it acquires less than a 100% interest in the target company, the value of that interest that the Company acquires will be equal to at least 80% of the balance in the trust account (excluding deferred underwriting discounts and commissions). In all instances, the Company would control the target company. The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting By Development Stage Enterprises”, and is subject to the risks associated with activities of development stage companies. The Company has selected December 31st as its fiscal year end.

At January 23, 2008, the Company had not commenced any operations. All activity through January 23, 2008 relates to the Company’s inception and the initial public offering described below. Following such offering, the Company will not generate any operating revenues until after completion of its initial business combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds of such offering.

The Company intends to identify prospective acquisitions that are located in or providing products or services to customers located in Asia. The Company’s efforts to identify a prospective target business will not be limited to a particular industry or area in Asia, although the Company initially intends to focus efforts on acquiring an operating business, in the leisure and hospitality and financial services industries, that is located in or providing products or services to consumers in China. In evaluating a prospective target business, the Company will consider, among other factors, the financial condition and results of operation; growth potential; experience and skill of management; availability of additional personnel; capital requirements; competitive position; barriers to entry into other industries; stage of development of the products, processes or services; degree of current or potential market acceptance of the products, processes or services; proprietary features and degree of intellectual property or other protection of the products, processes or services; regulatory environment of the industry; and costs associated with effecting the business combination. These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular business combination will be based, to the extent relevant, on the above factors, as well as other considerations deemed relevant by the Company in effecting a business combination consistent with its business objective. The Company’s operations, if a business combination is consummated outside the United States, will be subject to local government regulations and to the uncertainties of the economic and political conditions of those areas.

The registration statement for the Company’s initial public offering (the “Offering”) (as described in Note 3) was declared effective on January 16, 2008 and the Company consummated the offering on January 23, 2008 and preceding the consummation of the Offering, the Company’s sponsor, which is an entity co-managed and jointly owned by Angela Ho, the Company's chief executive officer and chairman, and Noble Investment Fund Limited, purchased warrants to purchase 5,725,000 ordinary shares at $1 per warrant in a private placement (the “Private Placement”) (see Note 4).

Upon the closing of the Offering, $100,000,000 of the proceeds from the Offering and private placement have been placed in a trust account at J.P.Morgan Chase Bank N.A. maintained by Continental Stock Transfer & Trust Company, pursuant to an agreement with the underwriters. Of this amount, up to $97,000,000 may be used for the purpose of effecting a business combination, and up to $3,000,000 will be paid to the underwriters if a business combination is consummated, but will be forfeited by the underwriters if a business combination is not consummated. These funds will not be released until the earlier of the completion of a business combination or automatic dissolution and liquidation; provided, however, that the Company’s plan to draw the following amounts from the interest accrued on the trust account prior to, or upon the consummation of, a business combination or the Company's liquidation: (i) taxes payable on interest earned and (ii) up to $2,000,000 of interest income to fund working capital.

ASIA SPECIAL SITUATION ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements

The Company's first business combination must be with a business or combination of businesses with a fair market value of at least 80% of the amount in the Company's trust account, less deferred offering costs of $3,000,000 (or $3,450,000 if the over allotment is exercised in full) at the time of acquisition. In the event that shareholders owning 35% or more of the outstanding stock excluding, for this purpose, those persons who were shareholders prior to the Offering, vote against the business combination and request their redemption right as described below, the business combination will not be consummated. In the event that more than 20%, but less than 35% of the shares owned by the Company’s public shareholders vote against a proposed business combination and exercise their redemption rights, the Company is still required to complete a business combination whose fair market value is equal to at least 80% of the amount in the trust account at the time of such acquisition, and as a result of any such redemptions may have to issue debt or additional equity securities to consummate the business combination or otherwise may be forced to dissolve and liquidate the Company. All of the Company's shareholders prior to the Offering, including all of the officers and directors of the Company (the Initial Shareholders), have agreed to vote their 2,500,000 founding ordinary shares in accordance with the vote of the majority in interest of all other shareholders of the Company (the Public Shareholders) with respect to any business combination. Additionally, in the event that any of the Initial Shareholders acquire shares of the Company in connection with the initial public offering, or in the aftermarket, they have each agreed to vote in favor of any business combination.

With respect to the first business combination which is approved and consummated, any Public Shareholder who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the trust account as of the record date for determination of shareholders entitled to vote on the business combination divided by the number of ordinary shares held by Public Shareholders at the consummation of the Proposed Offering. Accordingly, Public Shareholders holding one share less than 35% of the aggregate number of ordinary shares owned by all Public Shareholders may seek redemption of their shares in the event of a business combination. Such Public Shareholders are entitled to receive their per share interest in the trust account computed without regard to the shares held by Initial Shareholders.

Without the prior written consent of at least 95% of the Company's outstanding ordinary shares, the Company's Amended and Restated Memorandum and Articles of Association provides for mandatory liquidation of the Company, without shareholder approval, in the event that the Company does not consummate a business combination by July 16, 2009, or by January 16, 2010 if certain extension criteria have been satisfied.

The shares owned by the Initial Shareholders are being held in an escrow account maintained by the trustee, acting as escrow agent, for up to three years.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation:

The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Development stage company:

        The Company complies with the reporting requirements of SFAS No. 7, "Accounting and Reporting by Development Stage Enterprises."

Net loss per ordinary share:

        The Company complies with the accounting and disclosure requirements of SFAS No. 128, “Earnings Per Share.” Net loss per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding for the period. Net loss per ordinary share, assuming dilution, reflects the maximum potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares and would then share in the earnings of the Company except where the result would be antidilutive. As the Company reported a net loss for the period from March 22, 2007 (date of inception) to January 23, 2008, the effect of the 15,725,000 warrants outstanding (including 5,725,000 warrants issued in connection with the Private Placement) have not been considered in the diluted net loss per common share since these dilutive securities would reduce the loss per common share and become anti-dilutive. In addition, the warrants issued in connection with the Offering and Private Placement are contingently exercisable.

Fair value of financial instruments:

        The fair value of the Company's assets and liabilities, which qualify as financial instruments under SFAS No. 107, "Disclosure About Fair Value of Financial Instruments," approximates the carrying amounts represented in the accompanying balance sheet.

Concentration of credit risk:

        Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, exceeds the Federal depository insurance coverage of $100,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Use of estimates:

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred offering costs:

        The Company complies with the requirements of the SEC’s Staff Accounting Bulletin (“SAB”) Topic 5A—"Expenses of Offering". Deferred offering costs consisted principally of legal and underwriting fees that are related to the Offering that were charged to shareholders' equity upon the completion of the Offering .

Preferred shares

The Company is authorized to issue 1,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

Redeemable ordinary shares:

If the Company’s initial Business Combination is approved, Public Stockholders voting against the Business Combination will be entitled to convert their ordinary shares into a pro rata share of the aggregate amount then on deposit in the trust account, including their pro rata portion of the deferred underwriting discount and any interest income earned on the trust account, net of (1) income taxes payable on the interest income on the trust account and (2) up to $2,000,000 of interest earned on the trust account balance which will be available to the Company, net of income taxes payable on this amount, to fund working capital requirements. The initial per share conversion price was $10.00 at January 23, 2008.

ASIA SPECIAL SITUATION ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements

The Company accounts for redeemable ordinary shares in accordance with Emerging Issue Task Force D-98 “Classification and Measurement of Redeemable Securities”. Securities that are redeemable for cash or other assets are classified outside of permanent equity if they are redeemable at the option of the holder. The Company recognizes changes in the redemption value immediately as they occur and will adjust the carrying value of the redeemable ordinary shares to equal its redemption value at the end of each reporting period.

Income taxes:

In accordance with SFAS 109, “Accounting for Income Taxes”, the Company follows the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

The Company has recorded a deferred tax asset for the tax effect of temporary differences of $9,000 related to expenses deferred to future periods.

Foreign Currency Translation

The United States dollar is the reporting and functional currency of the Company.

In accordance with SFAS 52, “Foreign Currency Translation”, foreign currency balance sheet items will be translated using the end of period exchange rates, and statement of operations items will be translated at the average exchange rates for each period. The resulting translation adjustments to the balance sheet will be recorded in accumulated other comprehensive income (loss) within shareholders’ equity.

Foreign currency transaction gains and losses will be included in the statement of operations as they occur.

Recently issued accounting pronouncements

The Company does not believe that any recently issued, but not yet effective, accounting pronouncements if currently adopted would have a material effect on the accompanying financial statements.

NOTE 3—INITIAL PUBLIC OFFERING

        On January 23, 2008, the Company consummated the sale of 10,000,000 units (Units) at a price of $10.00 per unit. Each Unit consists of one of the Company's $.0001 par value ordinary shares and one Redeemable Ordinary Share Purchase Warrant (Warrant). Each Warrant entitles the holder to purchase from the Company one ordinary share at an exercise price of $7.50 commencing on the later of: (i) the completion of business combination with a target, or (ii) January 16, 2009 and expiring on January 16, 2012. An additional 1,500,000 Units may be issued on exercise of a 45-day option granted to the underwriters to cover any over-allotments. The Warrants may be redeemed by the Company, at a price of $0.01 per Warrant, upon thirty (30) days notice after the Warrants become exercisable, only in the event that the average sale price of the ordinary share is at least $14.25 per share for any twenty (20) trading days within a thirty (30) trading-day period ending on the third day prior to date on which notice of redemption is given. If the Company is unable to deliver registered ordinary shares to the holder upon exercise of warrants during the exercise period, there will be no cash settlement of the warrants and the warrants will expire worthless.

ASIA SPECIAL SITUATION ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements

        In connection with the Offering, the Company paid an underwriting discount of $4,000,000 (4.0%) and a corporate finance fee of $1,000,000 (1%). An additional fee of $3,000,000 (3.0% ) is payable upon the Company's consummation of a business combination. The underwriters will not be entitled to any interest accrued on the deferred fee and have agreed to forfeit their share of the deferred fee due them to the extent of shares redeemed by Public Shareholders.

       In connection with the Offering, the Company has also sold to the underwriters, for $100 as additional compensation, an option to purchase up to a total of 475,000 units at a price of $12.50 per unit. The 475,000 units to be issued upon exercise of these options are identical to those sold in the Company's Offering. The Company has accounted for this purchase option as a cost of raising capital and has included the instrument as equity in its financial statements. Accordingly, there is no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale.

The Company has estimated, based upon a Black-Scholes model, that the fair value of the purchase option on the date of sale is approximately $0.78 per unit (a total value of $368,525), using an expected life of five years, volatility of 9.45% and a risk-free rate of 4.17%. The volatility calculation is based on the average volatility of 16 business combination companies that have completed their public offerings in amounts ranging from $75,000,000 to $150,000,000, but have not yet announced an acquisition, during the period from January 1, 2002 to September 26, 2007. These 16 companies represent all business combination companies that have completed their public offerings in amounts ranging from $75,000,000 to $150,000,000, but have not yet announced an acquisition, during such period. Because the Company does not have a trading history, it needed to estimate the potential volatility of the unit price, which will depend on a number of factors which cannot be ascertained at this time. The Company used these companies because management believes that the volatility of these companies is a reasonable benchmark to use in estimating the expected volatility for the Company’s units. Although an expected life of five years was used in the calculation, if the Company does not consummate a business combination within the prescribed time period and the Company is liquidated, the option will become worthless.

NOTE 4—RELATED PARTY TRANSACTIONS

On March 23, 2007, the Company sold 2,500,000 ordinary shares to the Initial Shareholders for proceeds of $25,000.

On March 23, 2007, the Company entered into an unsecured $500,000 line of credit (the Line) with the majority shareholder of the Company, which is an entity whose chief executive officer is a director of the Company. The Line bears no interest and is due at the earlier of the closing date of the Offering or, as amended, January 31, 2008. On January 23, 2008, such line of credit was paid in full.

On January 16, 2008, prior to the Offering, the Company's sponsor, Ho Capital Management LLC, an entity co-managed and jointly owned by Angela Ho, the Company's chief executive officer and chairman, and Noble Investment Fund Limited, purchased an aggregate of 5,725,000 warrants, or “insider warrants”, at a price of $1.00 per warrant in a private placement. Ho Capital Management LLC and Noble Investment Fund Limited will each have a 50% beneficial ownership interest in the insider warrants. So long as the insider warrants are owned by Ho Capital Management LLC, Noble Investment Fund Limited or Angela Ho, the insider warrants may be exercised on a cashless basis and will not be subject to redemption. The insider warrants may not be sold, assigned or transferred by Ho Capital Management LLC (nor may the members interest in Ho Capital Management LLC be sold, assigned or transferred) until the Company has consummated a business combination or (if the Company fails to consummate such business combination) liquidates. The insider warrants transfer restrictions expire on the earlier of (i) a business combination or (ii) the Company's liquidation.

The sale of the warrants to the Company's sponsor did not result in the recognition of any stock-based compensation expense because they are being sold above fair market value. The Company has granted the holders of such warrants demand and “piggy-back” registration rights with respect to the 5,725,000 warrants and the 5,725,000 shares of ordinary shares underlying the warrants at any time commencing on the date the Company announces that it has entered into a letter of intent with respect to a proposed business combination, provided, however, any such registration shall not become effective until the business combination has been completed. The demand registration may be exercised by the holders of a majority of such warrants. Insider warrants will not be subject to redemption if held by the initial holder thereof or its permitted assigns. Permitted assigns include transfers to Noble Investment Fund Limited, as partial consideration for the $5,725,000 loan to be provided to Ho Capital Management LLC by Noble to purchase the insider warrants immediately prior to the date of this prospectus, or to Angela Ho, a member of Ho Capital Management LLC; provided that, the insider warrants may not be sold , assigned or transferred until the Company consummates a business combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements. If the Company does not complete a business combination, then the $5.725 million proceeds will be part of the liquidating distribution to Public Shareholders and the warrants issued under this transaction will expire worthless.

ASIA SPECIAL SITUATION ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements

The holders of the Company's initial 2,500,000 issued and outstanding ordinary shares at the time of the Offering will be entitled to registration rights pursuant to an agreement signed on January 16, 2008. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which these ordinary shares are released from escrow. In addition, these shareholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these ordinary shares are released from escrow. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The holders of the Company’s initial 2,500,000 issued and outstanding ordinary shares at the time of the Offering placed their initial shares purchased by them into an escrow account maintained by Continental Stock Transfer & Trust Company, acting as escrow agent. The initial shares will not be released from escrow until three years from the date of the Offering, except that following the consummation of a business combination, such shares and members interests may be transferred to family members and trusts of permitted assignees for estate planning purposes, or upon the death of any such person, to an estate or beneficiaries of permitted assignees; in each case, such transferee will be subject to the same transfer restrictions as the Company’s Initial Shareholders until after the shares and members interests are released from escrow.